OPTIMUM FUND TRUST

Optimum Small-Mid Cap Growth Fund (the “Fund”)

Supplement to the Fund’s Prospectus
dated July 29, 2015

The following information replaces the section of the Fund’s prospectus entitled “Fund Summaries — Optimum Small-Mid Cap Growth Fund — Who manages the Fund? — Sub-advisors — Columbia Wanger Asset Management, LLC”:

Columbia Wanger Asset Management, LLC

Portfolio managers	Title with Columbia WAM	Start date on the Fund
Robert A. Chalupnik, CFA	Portfolio Manager	October 2010
William Doyle, CFA	Portfolio Manager	October 2015

The following information replaces the first two paragraphs of the section of the Fund’s prospectus entitled “Who manages the Fund — Sub-advisors and portfolio managers — Optimum Small-Mid Cap Growth Fund”:

Optimum Small-Mid Cap Growth Fund

Columbia Wanger Asset Management, LLC (Columbia WAM), located at 227 West Monroe Street, Suite 3000, Chicago, IL 60606, is a registered investment advisor and is a wholly owned subsidiary of Ameriprise Financial, Inc. As of March 31, 2015, Columbia WAM had approximately $30.4 billion in assets under management. In addition to serving as an investment advisor to mutual funds, Columbia WAM acts as an investment manager for other institutional accounts. Columbia WAM has held its Fund responsibilities since the Fund's inception.

Robert A. Chalupnik, CFA, a portfolio manager with Columbia WAM, is primarily responsible for the day-to-day management of Columbia WAM's share of the Fund's assets. Mr. Chalupnik is a domestic analyst at Columbia WAM and joined the firm in 1998. He holds the Chartered Financial Analyst designation and has held his Fund responsibilities since October 2010.

Bill Doyle, CFA, is a portfolio manager at Columbia WAM and also serves as the firm’s global energy analyst. Mr. Doyle joined the firm in 2006 and has been a member of the investment community since 1991. He earned a B.S. in finance and a B.A. in history from Illinois State University and an M.B.A. from Loyola University of Chicago. In addition, he holds the Chartered Financial Analyst designation and has held his Fund responsibilities since October 2015.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated October 1, 2015.